Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO

LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of July 6, 2015, is entered into by and between MARLIN RECEIVABLES CORP., a Nevada corporation (“Borrower”), MARLIN LEASING CORPORATION, a Delaware corporation (“Originator” or “Servicer”), and MARLIN BUSINESS SERVICES CORP., a Pennsylvania corporation (“Parent”), and WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company formerly known as Wells Fargo Foothill, LLC (“Lender”).

W I T N E S S E T H:

WHEREAS, pursuant to the Loan and Security Agreement dated as of October 9, 2009 (as amended or modified from time to time, the “Existing Loan Agreement”) between Borrower, Servicer, Parent and Lender, Lender has committed to making loans and certain financial accommodations available to Borrower; and

WHEREAS, the parties hereto have agreed to amend the Existing Loan Agreement as set forth herein.

NOW, THEREFORE, in consideration of the agreements herein contained and other good and valuable consideration, the parties hereby agree as follows:

PART I

DEFINITIONS

1.1 Certain Definitions. Unless otherwise defined herein or the context otherwise requires, the following term used in this Amendment, including its preamble and recitals, has the following meaning:

“Amended Loan Agreement” means the Existing Loan Agreement as amended hereby.

1.2 Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Amended Loan Agreement.

PART II

AMENDMENT TO EXISTING LOAN AGREEMENT

2.1 Amendment to Section 1. Section 1 of the Existing Loan Agreement is amended by deleting the definition of “Commitment Termination Date” and replacing it with the following:

“Commitment Termination Date” means the earliest of (a) October 7, 2015, (b) the date of the termination of this Agreement by Borrower in accordance with Section 3.6, and (c) the date of the termination of this Agreement by Lender in accordance with Section 9.1 upon the occurrence and during the continuation of an Event of Default.

PART III

CONDITIONS TO EFFECTIVENESS OF PART II

3.1 Fifth Amendment Effective Date. Part II of this Amendment shall be and become effective as of July 6, 2015, subject to the conditions set forth in this Part III having been satisfied (it being understood and agreed that the remainder of this Amendment shall be effective upon the execution and delivery hereof by the parties hereto).

3.2 Conditions to Effectiveness. The effectiveness of this Amendment is conditioned upon the satisfaction of the following conditions precedent, in each case on terms reasonably acceptable to Lender:

(a) Lender shall have received two fully executed counterparts of this Amendment; and

(b) the representations and warranties contained in Section 5 of the Existing Loan Agreement (after giving effect to the amendments contained herein) are true and correct in all material respects, except to the extent any such representations or warranties refer back to a specific earlier date, and then only as of such date, and no Default or Event of Default exists under the Existing Loan Agreement.

PART IV

MISCELLANEOUS

4.1 No Additional Obligations. Each Loan Party acknowledges and agrees that the execution, delivery and performance of this Amendment shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of Lender to consider or agree to any other amendment of or waiver or consent with respect to the Amended Loan Agreement or any other instrument or agreement to which Lender is a party (collectively, an “Additional Amendment” or “Consent”), and in the event that Lender subsequently agrees to consider any requested Additional Amendment or Consent, neither the existence of this Amendment nor any other conduct of the Lender related hereto, shall be of any force or effect on the Lender’s consideration or decision with respect to any such requested Additional Amendment or Consent, and Lender shall not have any obligation whatsoever to consider or agree to any such Additional Amendment or Consent.

4.2 Waiver of Claims. In order to induce Lender to enter into this Amendment, each Loan Party hereby releases, remises, acquits and forever discharges Lender and each of its employees, agents, representatives, consultants, attorneys, officers, directors, partners, fiduciaries, predecessors, successors and assigns, subsidiary corporations, parent corporations and related corporate divisions (collectively, the “Released Parties”), from any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, damages and expenses of any and every character, known or unknown, direct or indirect, at law or in equity, of whatever nature or kind, whether heretofore or hereafter arising, for or because of any manner of things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of any or in any way connected to this Amendment, the Amended Loan Agreement or the other Loan Documents (collectively, the “Released Matters”). Notwithstanding anything to the contrary in this Section 4.2, any and all actions, causes of action, judgments, executions, suits, debts, claims, demands, liabilities, damages and expenses, known or unknown, direct or indirect, at law or in equity resulting from Lender’s gross negligence or willful or intentional misconduct shall not be included in the definition of Released Matters. Each Loan Party hereby acknowledges that the agreements in this Section 4.2 are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Each Loan Party hereby represents and warrants to Lender that it has not purported to transfer, assign or otherwise convey any right, title or interest of such Loan Party in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

4.3 Acknowledgments and Stipulations. In order to induce Lender to enter into this Amendment, each Loan Party acknowledges, stipulates and agrees that (a) all of the Obligations are absolutely due and owing by such Loan Party to Lender without any defense, deduction, offset or counterclaim (and, to the extent such Loan Party had any defense, deduction, offset or counterclaim on the date hereof, the same is hereby waived by such Loan Party); (b) the Loan Documents executed by such Loan Party are legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally; (c) the Liens granted by Borrower to Lender in the Collateral are valid and duly perfected, first priority Liens, subject only to Permitted Liens; (d) each of the recitals contained at the beginning of this Amendment is true and correct; and (e) prior to executing this Amendment, such Loan Party consulted with and had the benefit of advice of legal counsel of its own selection and has relied upon the advice of such counsel, and in no part upon the representation of Lender or any counsel to Lender concerning the legal effects of this Amendment or any provision hereof.

4.4 Cross-References. References in this Amendment to any Part or are, unless otherwise specified, to such Part or of this Amendment.

4.5 References in Other Credit Documents. At such time as this Amendment shall become effective pursuant to the terms of Section 3.1, all references in the Existing Loan Agreement (including without limitation the Schedules thereto) to the “Agreement”, and all references in the other Loan Documents to the “Loan Agreement” or “Loan and Security Agreement”, shall be deemed to refer to the Amended Loan Agreement.

4.6 Representations and Warranties of Loan Parties. Each Loan Party hereby represents and warrants that (a) the representations and warranties contained in Section 5 of the Existing Loan Agreement (after giving effect to the amendments contained herein) are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent any such representations or warranties refer back to a specific earlier date, and then only as of such date, and (b) no Default or Event of Default exists under the Existing Loan Agreement on and as of the date hereof. Without limitation of the preceding sentence, each Loan Party hereby expressly re-affirms the validity, effectiveness and enforceability of each Loan Document to which it is a party (in each case, as the same may be modified by the terms of this Amendment).

4.7 Counterparts. This Amendment may be executed in any number of counterparts each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile (or in pdf or similar format via electronic mail) shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

4.8 Incorporation of Terms. THIS AMENDMENT SUPPLEMENTS, AND FORMS A PART OF, THE EXISTING LOAN AGREEMENT, BUT (FOR THE AVOIDANCE OF DOUBT) THE PARTIES HERETO IN ANY EVENT SPECIFICALLY AGREE (WITHOUT LIMITATION OF THE

FIRST PART OF THIS SENTENCE) THAT THE PROVISIONS OF SECTION 13 OF THE EXISTING LOAN AGREEMENT APPLY TO THIS AMENDMENT AS IF SUCH PROVISIONS WERE INCORPORATED HEREIN.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

MARLIN RECEIVABLES CORP., a Nevada corporation, as Borrower

By:
Name:
Title:

MARLIN LEASING CORPORATION, a Delaware corporation, as Servicer and a Guarantor

By:
Name:
Title:

MARLIN BUSINESS SERVICES CORP., a Pennsylvania corporation, as Parent and a Guarantor

By:
Name:
Title:

[Marlin Leasing – Fifth Amendment]

WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as Lender

By:
Name:
Title:

[Marlin Leasing – Fifth Amendment]